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KRANESHARES TRUST
(“Trust”)

KraneShares FTSE Emerging Markets Plus ETF (the “Fund”)

Supplement dated June 20, 2016
to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and the Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

Effective June 20, 2016, the following updates the Prospectuses and Statement of Additional Information for the Fund:

The staff of BATS BZX Exchange Inc. (“Staff”) has advised the Trust that the shares of the Fund currently are not in compliance with BATS BZX Exchange Inc.’s (“BATS”) Rule 14.11(c)(9)(B)(i)(a) related to the continued listing standards for the number of record or beneficial holders of fund shares. Based on the Fund’s non-compliance with BATS’ continued listing standards, the Staff is considering delisting the Fund.

The Trust intends to maintain the listing of the Fund’s shares on BATS and may submit a plan to the Staff to bring the Fund into compliance with BATS’ continued listing standard by July 11, 2016. The Trust intends to submit such a plan and Krane Funds Advisors, LLC, the Fund’s investment adviser, intends to promote the sales of the Fund to bring the Fund into compliance with the continued listing standards. Should the Fund not come into compliance with BATS’ continued listing standards or should the Staff determine to delist the Fund, the Fund would be liquidated and would attempt to provide shareholders with advance notice of any liquidation. During such a notice period, shareholders would be able to sell their holdings on the secondary market and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares during the notice period would receive, in the Fund’s liquidation, cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.